Filed with the Securities and Exchange Commission on February 8, 2021
REGISTRATION NO. 002-81318
INVESTMENT COMPANY ACT NO. 811-03625
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 33
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 39
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THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
(Exact Name of Registrant)
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)
751 Broad Street
NEWARK, NEW JERSEY 07102-3714
(973) 802-6000
(Address and telephone number of Depositor's principal executive offices)
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JORDAN K. THOMSEN
VICE PRESIDENT AND CORPORATE COUNSEL
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NEW JERSEY 07102
(800) 778-2255
(Name, address and telephone number of agent for service)
COPIES TO:
DOUGLAS E. SCULLY
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-6960
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on April __, 2021 pursuant to paragraph (b) of Rule 485
[ X ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[ ] on______ pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Individual Variable Annuity contracts.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Qualified Individual Variable Contract Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

QUALIFIED VARIABLE INVESTMENT PLAN®
This prospectus describes a qualified individual variable annuity contract offered by The Prudential Insurance Company of America and the Prudential Qualified Individual Variable Contract Account ("Prudential," "We" or "Us"). The Annuity provides for the potential accumulation of retirement savings and retirement income through annuitization. The Annuity is intended for retirement or other long-term investment purposes. This prospectus describes all material rights and obligations of Annuity owners under the Annuity contracts.
If you are receiving this prospectus, it is because you currently own the Annuity. The Annuity is no longer offered for new sales. Please read this prospectus and retain it for future reference.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the annual and semi-annual shareholder reports for Portfolios available under your Annuity will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolios electronically anytime at our website www.prudential.com. You may elect to receive all future reports in paper free of charge by calling 1-888-PRU-2888.
In compliance with U.S. law, Prudential delivers this prospectus to Annuity Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Annuity Owners while outside of the United States.
This Annuity provides a Credit which can be recaptured in certain circumstances described in this prospectus. This Credit may be more than offset by fees and charges in this Annuity, which are also described in this prospectus. These fees and charges may be higher than other, similar products that do not offer a Credit.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

FOR FURTHER INFORMATION CALL 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIAL.COM

Prospectus Dated: April __, 2021	Statement of Additional Information Dated: April __, 2021

QVIPPROS

GLOSSARY OF TERMS
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
Accumulation Phase. The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.
Annuitant. The person whose life determines how long the contract lasts and the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, the owner becomes the annuitant.
Annuity Date. The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.
Beneficiary. The person(s) or entity you have chosen to receive a death benefit.
Bonus. The additional 1% of your purchase payments that we add to the value of your contract. This amount is based on the purchase payments you make during the first three years you own the contract. This bonus payment is discretionary in later years. Payment of the bonus amount may be limited to $1,000 each contract year. This amount is referred to in your contract as an "additional amount."
Business Day. A day on which the New York Stock Exchange (NYSE) is open for business. Our business day generally ends at 4:00 p.m. Eastern time.
Cash Value. The variable account of your contract minus any applicable charges or fees.
Co-Annuitant. The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.
Contingent Annuitant. The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Contract Date. The date we accept your initial purchase payment and all necessary paperwork in good order in the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year begins on the contract date or on a contract anniversary.
Contract Owner, Owner, or You. The person entitled to the ownership rights under the contract.
Contract Value. This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.
Credit. An amount we allocate to your Annuity’s Account Value each time you make a Purchase Payment. The amount of the Credit is payable from our general account. The amount of the Credit depends on the cumulative amount of Purchase Payments you have made to your Annuity, payable as a percentage of each specific Purchase Payment.
Custodial Account. A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Death Benefit. If a death benefit is payable, the beneficiary you designate will receive, depending on the age of the annuitant at death, either the contract value or the total invested purchase payments reduced proportionally by withdrawals, or a potentially greater amount related to sub-account appreciation.
Fixed Interest Rate Option. An investment option that offers a fixed rate of interest for a one-year period.
Good Order. An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.
Income Options. Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.
Income Phase. The period during which you receive income payments under the contract.
Portfolio: Any underlying mutual fund which may be selected as an investment option by the owner. The terms “Fund” and “Portfolio” are used interchangeably. Some of the Portfolios use the term “Fund” and others use the term “Portfolio” in their respective prospectuses.
Prudential Annuity Service Center. For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The phone number is 1-888-PRU-2888. Prudential's Web site is www.prudential.com.
Purchase Payments. The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

Separate Account. Purchase payments allocated to the variable investment options are held by us in a separate account called the Prudential Qualified Individual Variable Contract Account. The separate account is set apart from all of the general assets of Prudential.
Statement of Additional Information. A document containing certain additional information about the Qualified Variable Investment Plan variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.
Sub-account. A division of the Separate Account. Each Sub-account invests in a particular Portfolio.
Tax Deferral. This is a way to generally increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until a distribution is taken from your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See Section 8. "Tax Considerations"
Variable Investment Option. When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account is referred to in your contract as a subaccount.

KEY INFORMATION

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals
If you withdraw money from the Annuity within 8 years following your last premium payment, you may be assessed a surrender charge. The maximum surrender charge is 8% of the premium payment, and a surrender charge may be assessed up to 8 years after the last premium payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 withdrawal.

For more information on transaction charges, please refer to the "Fees and Charges" section of this prospectus.
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 20 in an Annuity Year) or if state or local premium taxes are assessed. Currently no charge will be applied to transfers.

For more information on transaction charges, please refer to the "Fees and Charges" section of this prospectus.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract	1.20%*	1.23%* (includes annual maintenance fee of $30 converted to a percentage assuming a contact value of $100,000)
	Investment options	%	%
(Portfolio fees and expenses)
	Optional benefits available for an additional charge	None	None
(for a single optional benefit, if elected)
* Charge based on average daily assets allocated to the Sub-accounts.
Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost	Highest Annual Cost
	$	$
	Assumes:	Assumes:
	· Investment of $100,000	· Investment of $100,000
	· 5% annual appreciation	· 5% annual appreciation
	· Least expensive Portfolio fees and expenses	· Most expensive Portfolio fees and expenses
	· No sales charges	· No sales charges
	· No additional purchase payments, transfers or withdrawals	· No additional purchase payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the "Fee Table" section of this prospectus.

Risks
Risk of Loss	You can lose money by investing in the Annuity. You can also lose value from Credits if they are recaptured by us.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Not a Short-Term Investment	The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing purchase payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Risks Associated with Investment Options	An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the Fixed Interest Rate Option, each of which has its own unique risks. You should review the investment options before making an investment decision.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Insurance Company Risks	An investment in the Annuity is subject to the risks related to Prudential Insurance Company of America. Any obligations (including under any Fixed Interest Rate Option), guarantees, or benefits are subject to the claims-paying ability of Prudential Insurance Company of America. More information about Prudential Insurance Company of America is available upon request. Such requests can be made toll free at 1-888-PRU-2888.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Restrictions
Investments	You may make four (4) free transfers between investment options each Annuity Year.
After you make 20 transfers in a contract year, we require additional transfer requests to be made in writing.
Prudential reserves the right to remove or substitute Portfolios as investment options.
For more information on investment and transfer restrictions, please refer to the "Fees and Charges" section, "Appendix A," and the "What are the Separate Accounts?" section of this prospectus.
Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account ("IRA"). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.

For more information on tax implications, please refer to the "Tax Considerations" section of this prospectus.
Conflicts of Interest
Investment Professional Compensation	Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment.
For more information on tax implications, please refer to the "Who Distributes Annuities Offered By Prudential" section of this prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on tax implications, please refer to the "Who Distributes Annuities Offered By Prudential" section of this prospectus.

OVERVIEW OF THE ANNUITY
The Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. This Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. Generally, investors “defer” receiving annuity payments until after an accumulation period. This Annuity may be appropriate for investors accumulating retirement savings on a tax deferred basis and would seek guaranteed income through an annuity payment option.
During the first three contract years, we will add an additional 1% to every purchase payment that you make. After that, we will add the 1% bonus at our discretion. We may limit our payment of the bonus to $1,000 per contract year. The bonus payment will be allocated to your contract based on the way your purchase payment is allocated among the variable investment options and the fixed interest rate option.
The bonus amount will not be subject to the charge for premium taxes. We will, however, take the bonus payments back if you make a withdrawal of the associated purchase payment within eight contract anniversaries of the time that the purchase payment was made. The only exception would be if you annuitize your contract in a way that is not subject to a withdrawal charge or if you make a withdrawal under the Critical Care Access option.
The Annuity also offers a basic Death Benefit that could protect your retirement savings if you die during a period of declining markets, depending on when you die. It may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA or Tax-Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for “non-qualified” investments. The Annuity allows you to invest your money in several variable investment options as well as in one or more fixed investment options.
The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are generally taxed as income when you make a withdrawal. The income phase starts when you begin receiving regular payments from your contract.
The variable investment options, each a Sub-account of the Separate Account, invest in an underlying Portfolio. The fixed interest rate option offers a guaranteed interest rate. While your money is allocated to this option, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually. Additional information about the Portfolios is provided in Appendix A to the prospectus.
If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you may not be able to change your payment plan. We currently make annuity payments available on a fixed basis.
You can withdraw a limited amount of money from your Annuity on an annual basis without any charges.
We currently we do not assess a transfer charge. Certain limitations and restrictions may apply to transfers involving the fixed interest rate option and variable investment options.
This prospectus is being provided for informational or educational purposes only and does not consider the investment objectives or financial situation of any Annuity owner. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Annuity owners seeking information regarding their particular investment needs should contact a financial professional.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between investment options. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the "Fees and Charges" section.

Transaction Expenses
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of each purchase payment)[1]	8.00%
Premium Tax Imposed on Us by Certain State/Jurisdictions	Up to 3.50% of Contract Value
1 Withdrawal charges are imposed only on purchase payments. In addition, during any contract year you may withdraw up to 10% of the total contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. There is no withdrawal charge on any withdrawals made under the Critical Care Access option. Withdrawal charges are also waived when a death benefit is paid.

Year 0	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8+
8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	1.00%	0.00%
The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.

Annual Annuity Expenses
Administrative Expenses[2] (assessed annually on the Annuity’s anniversary date or upon surrender)	$30.00
Base Contract Expenses (based on the average daily net assets of the Sub-accounts) (includes annual maintenance fee of $30 converted to a percentage assuming a contract value of $100,000)	1.23%
2 This fee is only imposed if your contract value is less than $10,000 at the time this fee is calculated. The Administrative Expense is referred to as "Annual Maintenance Fee" elsewhere in this Prospectus.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. A complete list of Portfolios available under the Annuity, including their annual expenses, may be found at Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	[ ]	[ ]
Example
This Example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.
The Example assumes that you invest $100,000 in the annuity contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming maximum fees and expenses of any of the portfolios available				Assuming minimum fees and expenses of any of the portfolios available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your Annuity at the end of the applicable time period:
If you annuitize at the end of the applicable time period:
If you do not surrender your Annuity:

PRINCIPAL RISKS OF INVESTING IN THE ANNUITY
The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to one or more of the Sub-Accounts, which invest in Portfolios. If the Sub-Accounts you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Sub-Accounts invest. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Insurance Company Risk. No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Annuity, including amounts allocated to the Fixed Interest Rate Option. You should look to the financial strength of Prudential for its claims-paying ability. Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences. The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax adviser for complete information and advice. For example, distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
Possible Fees on Access to Account Value. We may apply fees if you access your Account Value during the accumulation period or surrender your Annuity. For example, in addition to possible tax consequences discussed above, you may incur fees for accessing your Account Value such as a Contingent Deferred Sales Charge, Annual Maintenance Fee, and Tax Charge. In addition, we may recapture some or all of the Credits applied to your Annuity.
Credit Recapture. In certain circumstances we may recapture any Credits applied to your Contract if you access your Account Value during the accumulation period or surrender your Annuity.
Not a Short-Term Investment. The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Annuity. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OPTIONS
WHAT ARE THE VARIABLE INVESTMENT OPTIONS?
Each variable investment option is a Sub-account that invests exclusively in a single Portfolio. Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at www.prudential.com. You can also request this information at no cost by calling 1-888-PRU-2888.
Fixed Interest Rate Option
We also offer a fixed interest rate option. When you select this option, your payment will earn interest at the established rate for a one-year period. This rate will be at least 3%. A new interest rate period is established every time you allocate or transfer money into the fixed interest rate option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time.
Payments allocated to the fixed interest rate option become part of Prudential's general assets.
Transfers Among Options
We allow you to transfer money among the mutual fund investment options, and from the mutual fund investment options to the fixed interest rate option, but we have the contractual right to limit you to as few as four such transfers each contract year. If we decide to impose this four-transfer limit, we will notify you in advance. We currently impose a different yearly limitation on the manner in which we will accept your transfer requests. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as dollar cost averaging.
Frequent transfers involving the mutual fund investment options in response to short-term fluctuations in markets, sometimes called "market timing," can affect a portfolio manager's ability to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transactions costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers. Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
The minimum transfer amount is $300 or the total amount in the investment option if it is less than $300. Your transfer request may be made by telephone, electronically or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following unauthorized telephone instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange (NYSE) closes early. Transfer requests received after the close of the business day will take effect at the end of the next business day.
You can make transfers out of the fixed interest rate option only during the 30-day period following your contract anniversary date.
The maximum amount you may transfer from the fixed interest rate option is limited to the greater of:
•25% of the amount allocated to the fixed interest rate option; or
•$2,000.
Dollar Cost Averaging
The Dollar Cost Averaging (DCA) feature allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You may choose to have these automatic transfers from the DCA account made monthly. By investing amounts on a regular schedule instead of investing the total amount at one time, dollar cost averaging may decrease the effect of sub-account fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against a loss in declining markets.
When you establish your DCA account with your first purchase payment, you must allocate a minimum of either $2,000 or 10% of your purchase payment, whichever is greater, to your DCA account. If you establish your DCA account at a later time, a minimum of $2,000 is required.
Once established, your first transfer out of the account must be at least 3% of your DCA account. The minimum amount you can transfer into any one investment option is $20. Transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to re-open the DCA account at any time.

Your transfers will occur on the same date each month as your DCA start date, provided that the NYSE is open on that date. If the NYSE is not open on a particular transfer date, the transfer will take effect on the next business day. If processing the transfer on the next business day would result in the transaction occurring in the subsequent calendar year, then we will process the transaction on the preceding business day.
Any dollar cost averaging transfers you make are not counted toward the maximum number of transfers you are allowed each year. This feature is available only during the contract accumulation phase.
Scheduled Transactions
Scheduled transactions include transfers under dollar cost averaging, systematic withdrawals, minimum distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.
Substitution
We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing portfolios. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.
Other Changes
We may also make other changes to such things as the minimum amounts for purchases, transfers and withdrawals. However, before imposing such changes we will give you at least 90 days notice.

FEES AND CHARGES
There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.
The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.
Insurance Charges
Each day, we make a deduction for insurance charges as follows:
The mortality risk portion of the insurance charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the insurance charge is for our assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.
The mortality and expense risk charge is equal, on an annual basis, to 1.20% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest rate option.
If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from the charges. The mortality and expense risk charge for your contract cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.
Withdrawal Charge
During the accumulation phase you can make withdrawals from your contract. Your withdrawal request will be processed as of the date it is received in good order at the Prudential Annuity Service Center.
For contracts issued prior to 1984, for the purpose of determining sales charges, withdrawals are deemed to be made from purchase payments on a first-in, first-out basis.
For contracts issued in 1984 and after when you make a withdrawal, money will be taken first from your earnings. When your earnings have been used up, then we will take the money from your purchase payments. You will not have to pay any withdrawal charge when you withdraw your earnings. You will need to get our consent if you want to make a partial withdrawal that is less than $300 or if making a partial withdrawal would reduce your contract value to less than $300.
You may be subject to certain restrictions on the withdrawal of salary reduction contributions and earnings invested in annuity contracts which are subject to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Under these annuity contracts, withdrawals may be made prior to age 59½ if you leave your job, die or are permanently disabled. Annuity contracts used for IRAs or SEPs are not subject to restrictions on the right to withdraw, but are subject to income tax and may also be subject to a 10% additional tax for withdrawals prior to age 59½. For a complete discussion of these contracts, please refer to Section 8 of this prospectus, "Tax Considerations".
The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.
Each contract year, you can withdraw earnings plus up to 10% of the value of your total contract, calculated as of the date of the first withdrawal made during a contract year without paying a withdrawal charge. This amount is referred to as the "charge-free" amount. Prior to the eighth contract anniversary following a purchase payment, if your withdrawal is more than the charge-free amount, a withdrawal charge will be applied. For this purpose, we treat purchase payments as withdrawn on a first-in, first-out basis. Even if not subject to surrender charges, withdrawals will still have tax consequences and may be subject to a 10% additional tax. Please refer to Section 8 of this prospectus. "What Are The Tax Considerations Associated With The Qualified Individual Variable Investment Plan Annuity Contract?"
The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made, by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.

Number of Contract Anniversaries Since the Date of Each Purchase Payment
Year 0	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8+
8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	1.00%	0.00%

If you are 81 or older when you make your purchase payment, your surrender charges for that payment will be lower.
Bonus Recapture
The bonus amount associated with a purchase payment will be recaptured if you withdraw the associated purchase payment within eight contract anniversaries after the payment was made. The bonus amount will be withdrawn in the same proportion as the purchase payments being withdrawn. This includes withdrawals made for the purpose of annuitizing if withdrawal charges apply. If you make a withdrawal eight contract anniversaries or more after a purchase payment that was credited with the bonus, you can withdraw all or part of your purchase payment and retain the bonus amount.
Critical Care Access
Where permitted by law, you may request to surrender your Annuity prior to the Annuity Date without application of any withdrawal charges and annual contract fee if the Annuitant or the last surviving Co-Annuitant (if applicable) becomes confined to an eligible nursing home, hospital or becomes terminally ill. The amount payable will be your Account Value.
This waiver of any applicable withdrawal charges and annual contract fee is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
▪the Annuitant, or last surviving Co-Annuitant (if applicable) is first confined in an eligible nursing home or eligible hospital while your Annuity is in force and remains confined for at least 90 days in a row;
▪the Annuitant, or last surviving Co-Annuitant (if applicable) is first diagnosed as having a terminal illness while your Annuity is in force;
▪the Annuitant, or last surviving Co-Annuitant (if applicable) must be alive as of the date we pay the proceeds of such surrender request;
▪we must receive satisfactory proof of the Annuitant's, or last surviving Co-Annuitant’s (if applicable), confinement in an eligible nursing home, eligible hospital or terminal illness in writing on a form satisfactory to us; and
▪proceeds will only be sent by check or electronic fund transfer directly to the Owner
Critical Care Access is not available in all states.
Annual Contract Fee
During the accumulation phase, if your contract value is less than $10,000 on the contract anniversary date, we will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The fee will be deducted proportionately from each of the investment options that you have selected. This charge will also be deducted when you surrender your contract if your contract value is less than $10,000 at that time.
Taxes Attributable to Premium
There may be federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a charge against the value of the contract to pay some or all of these taxes. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax on us, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.
Company Taxes
We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.
Underlying Portfolio Fees
When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying Portfolio. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2020, the fees of these funds ranged on an annual basis from [0.38]% to [0.84]% of fund assets. For additional information about these fund fees, please consult the Series Fund prospectus.

PURCHASING YOUR ANNUITY
Purchase Payments
Under a retirement plan, purchase payments were made through payroll deduction or a similar arrangement with an employer. These payments would have totaled at least $300 during any 12-month period. If you purchased the Qualified Variable Investment Plan outside of an employer sponsored retirement plan, your purchase payments would have been a minimum of $100, with a maximum contribution equal to the maximum amount allowed by law. See Section 8, "Tax Considerations" for additional information regarding the maximum amounts allowed by law. Prudential currently accepts subsequent purchase payments below this $100 minimum amount. We reserve the right to again require a $100 minimum at some future date. We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold, may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 68 or younger on the contract date (age 80, if you have elected a minimum distribution option or other, comparable IRS election).
Allocation of Purchase Payments
When you purchased a contract, we allocated your invested purchase payment among the variable investment options and the fixed interest rate option, based on the percentages you choose. When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.
We would have credited the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment was made without enough information for us to set up your contract, we would have contracted you to obtain the required information. If we were not able to obtain this information within five business days, we would have within the five business day period either returned your purchase payment or obtained your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the NYSE closes early. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day.
Calculating Contract Value
The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.
Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:
1. adding up the total amount of money allocated to a specific investment option;
2. subtracting from that amount insurance charges and any other charges such as taxes; and
3. dividing this amount by the number of outstanding accumulation units.
When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the NYSE closes each day and then credit your contract. The value of the accumulation units can increase, decrease or remain the same from day to day.
We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3% a year on that portion of the contract allocated to the fixed interest rate option.

What Kind of Payments Will I Receive During the Income Phase?
(Annuitization)
Payment Provisions
Under the terms of the currently offered contract, annuity payments must begin no later than the contract anniversary that coincides with or next follows the annuitant's 90th birthday. At our discretion, annuity payments may start at a later date. Different payment provisions and income payments apply to certain previously offered contracts. See the discussion contained in the SAI for further details.
You should be aware that generally under most tax-favored plans, you must begin receiving payments by age 70½ (72 for those who would have reached age 70 ½ after 2019). See Section 8, "Tax Considerations"
We make the annuity options described below available (subject to the retirement arrangement that covers you) at any time before the annuity date. During the income phase, all of the annuity options under the currently offered contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. At any time before your annuity date, you may ask us to change the annuity date specified in your contract to another permissible date.
As indicated above, when you decide to begin receiving annuity payments, your participation in the variable investment options ends. Generally, once you begin receiving regular payments you cannot change your payment plan. The value of your contract at that time, together with your choice of annuity option, will help determine how much your income payments will be. You should be aware that, depending on how recently you made purchase payments, you may be subject to withdrawal charges and the recapture of bonus payments when you annuitize. For certain annuity options, these withdrawal charges will be waived.
Option 1. Life Annuity With 120 Payments (10 Years) Certain Option
Under this option, we will make annuity payments monthly, quarterly, semiannually or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining certain period annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate used will be at least 3.5% a year.
Option 2. Interest Payment Option
Under this option, we credit interest on your contract value not yet withdrawn. We can make interest payments on a monthly, quarterly, semiannual or annual basis or allow the interest to accrue on your contract assets. If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3% a year. Upon the death of the annuitant, we will pay the beneficiary the remaining contract assets.
Generally this option will not satisfy minimum distribution requirements.
Option 3. Other Annuity Options
We currently offer a variety of other annuity options not described above, including a qualified joint and survivor option. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.
These options are referred to in your contract as the supplemental life annuity option. Under the supplemental life annuity option, we will waive withdrawal charges that might be applicable under other annuity options. In addition, if you select Option 1 without a right of withdrawal, we will effect that option under the supplemental life annuity option, if doing so provides greater monthly payments.
Tax Considerations
If your contract is held under a tax favored plan, you should consider the minimum distribution requirements when selecting your annuity option.
For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(a) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

MANAGING YOUR ACCOUNT VALUE

WHAT IS THE 1% BONUS? We will add to your account an additional 1% of your purchase payments during the first three years of your contract. Payment of the bonus amount may be limited to $1,000 each contract year. After three contract years the additional 1% may be added at our discretion. Also, the 1% will be recaptured if you make a withdrawal within eight contract anniversaries after the purchase payment is made.
Prudential and its affiliated insurance company subsidiaries, through separate prospectuses, sell individual variable annuities that do not provide a bonus. In deciding whether to buy a Qualified Variable Investment Plan contract, you should compare the costs and other features of those contracts (or of other variable annuity contracts made available by your representative) with the costs under the Qualified Variable Investment Plan contract. In particular, you should be aware that certain of the charges under the Qualified Variable Investment Plan contract are higher than those under variable annuities that do not offer a bonus.
We impose these higher charges to recoup our costs associated with the granting of bonus payments. Under certain scenarios, you could find yourself in a disadvantageous position for having bought a Qualified Variable Investment Plan contract, as opposed to another variable annuity. For example, if you withdraw a purchase payment under the Qualified Variable Investment Plan contract within eight contract anniversaries after you made the payment, you will forfeit the associated bonus, but you will have been subject to those higher charges nonetheless. Accordingly, you should be prepared to keep your purchase payments invested for at least the eight contract anniversary period in order to take full economic advantage of the bonus payments you have received.

ACCESS TO ACCOUNT VALUE
How Can I Access My Money?
You can access your money by:
•making a withdrawal (either partial or full), or
•choosing to receive annuity payments during the income phase.
Withdrawals During the Accumulation Phase
When you make a full or partial withdrawal, you will receive the value of your contract, minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.
Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be made proportionately from all of the variable investment options as well as the fixed interest rate option, depending on your investment selections. You will have to receive our consent to make a partial withdrawal if the amount is less than $300 or if, as a result of the withdrawal, the value of your contract would be reduced to less than $300.
We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order at the Prudential Annuity Service Center. We will deduct applicable charges, if any, from the assets in your contract. Specifically, we will deduct any applicable charges proportionately from all of the variable investment options as well as the fixed interest rate option.
Income taxes, tax penalties, withdrawal charges, and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 8 of this prospectus.
Automated Withdrawals
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can make is $300.
Income taxes, tax penalties, withdrawal charges and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 8 of this prospectus.
Suspension of Payments or Transfers
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
1. The NYSE is closed (other than customary weekend and holiday closings);
2. Trading on the NYSE is restricted;
3. An emergency exists, as determined by the SEC, during which sales of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
4. The SEC, by order, so permits suspension or postponement of payments for the protection of owners.
We expect to pay the amount of any withdrawal or process any transfer made from your investment options promptly upon request. We are, however, permitted to delay payment for up to six months on withdrawals from the fixed interest rate option. If we delay payment for more than 30 days, we will pay you interest at an annualized rate of at least 3%.

WHAT IS THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?
The Qualified Variable Investment Plan Variable Annuity is a contract designed for use in connection with various retirement arrangements. The contract is between your employer who is the owner, and us, the insurance company, The Prudential Insurance Company of America (Prudential, We or Us). Under certain circumstances, the contract is directly between you and the insurance company.
Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.
This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.
The Qualified Variable Investment Plan is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options as well as a fixed interest rate option. If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund portfolio(s) you have selected. Because the value of the portfolios fluctuates, depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.
As mentioned above, the Qualified Variable Investment Plan also contains a fixed interest rate option. This option offers an interest rate that is guaranteed by us for one year and will be at least 3% per year.
As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

BENEFITS AVAILABLE UNDER THE ANNUITY
The following table summarizes information about the benefits available under the Annuity.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee*	Restrictions/Limitations
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	0%	None
Beneficiary
The beneficiary is the person(s) or entity you designate to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies by making a written request to us.
Death Benefit
If the annuitant dies during the accumulation phase, we will, upon receiving appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the designated beneficiary. We require proof of death to be submitted promptly.
This is how the amount of the death benefit is calculated:
For contracts issued prior to 1984, if the annuitant dies during the accumulation phase before age 65, the amount of the death benefit will be the total amount of purchase payments plus any bonus credited by Prudential, reduced proportionally by withdrawals.
For contracts issued in or after 1984, if the annuitant dies during the accumulation phase before age 65, the amount of the death benefit will be the greater of (a) the current value of the contract as of the date we receive proof of death, or (b) the total of all purchase payments plus any bonus credited by Prudential, reduced proportionally by withdrawals.
If the annuitant is age 65 or older, the amount of the death benefit will be the current value of the contract as of the time we receive appropriate proof of death.
Here is an example of how the death benefit is calculated:
Suppose a contract owner had made purchase payments and was credited a bonus totaling $100,000, but, due to unfortunate investment results, the contract value had decreased to $80,000. If the annuitant is younger than age 65, the death benefit would still be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contract owner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000. As stated above, after age 65, the death benefit amount is simply the current value of the contract.
If the annuitant dies during the income phase, the death benefit, if any, is determined by the type of annuity payment option you select.
Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
▪If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
•If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the

Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
◦If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death,
◦If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
◦Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Tax Considerations.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax law as stated above. Beneficiaries should consult with a professional tax advisor about the federal income tax consequences of distribution options.
Upon election of this IRA Beneficiary Continuation Option:
•the Annuity contract will be continued in the Owner’s name, for the benefit of the Beneficiary.
•the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
•the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. NOTE: The Sub-accounts offered under the IRA Beneficiary Continuation option may be limited.
•no additional Purchase Payments can be applied to the Annuity.
•the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
•the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of CDSC.
•upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.
•all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described in the Tax Considerations section.
Please contact Prudential Annuities for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the IRA Beneficiary Continuation option.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner.  Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable.  Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to an additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½;
•the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);
•the amount received is attributable to your becoming disabled (as defined in the Code);
•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or
•the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.

After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
•As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
•Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts..
•Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant's death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:
•Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
•Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
•A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
•H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
•Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
•Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year.The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
•You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
•Your rights as Owner are non-forfeitable;
•You cannot sell, assign or pledge the Annuity;
•The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
•The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and
•Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
•A 10% early withdrawal additional tax described below;
•Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
•If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.
•SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
•SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after

1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution limit. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
•Contributions to a Roth IRA cannot be deducted from your gross income;
•“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
•If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of curent year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
•Your attainment of age 59½;
•Your severance of employment;
•Your death;
•Your total and permanent disability; or
•Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1)  the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2)  the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The Information provided below applies to Owners who die after 2019. For Owner deaths prior to 202, please consult your tax advisor regarding the applicable post-death distribution requirements.
•If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).

Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse's death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10 % Additional Tax for Early Withdrawals from a Qualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½ or die;
•the amount received is attributable to your becoming disabled; or
•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
•For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
•For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 21, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with this these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

GENERAL INFORMATION
How Will I Receive Statements and Reports?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Website at http://www.prudential.com or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Website or other electronic means.
Who is the Prudential Insurance Company of America?
The Prudential Insurance Company of America (Prudential) is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.
Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract.
Service Providers
Prudential conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Prudential may change over time. As of December 31, 2020, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
What is the Separate Account?
During the Accumulation Period, the assets supporting obligations based on allocations to the variable investment options are held in the Prudential Qualified Individual Variable Contract Account (Separate Account). Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of Prudential’s other assets. The assets of the Separate Account may not be used to pay any liabilities of Prudential other than those arising from the Annuity and other annuity contracts issued in connection with the Separate Account. Prudential is obligated to pay all amounts promised to investors under the Annuity.
The Separate Account consists of multiple Sub-accounts. Each Sub-account invests only in a single Portfolio. The name of each Sub-account generally corresponds to the name of the Portfolio. Each Sub-account may have several different Unit Prices to reflect charges that are offered under annuities issued by us through the Separate Account. The Separate Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of the Separate Account. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing annuities or close Sub-accounts for annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying Portfolio is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, or in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the Portfolios, so we cannot guarantee that any of those Portfolios will always be available.
What is the Legal Structure of the Underlying Funds?
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their Annuity. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available variable investment options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Similar Funds
The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account.
Material Conflicts
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
1.changes in state insurance law;
2.changes in federal income tax law;
3.changes in the investment management of any variable investment options; or
4.differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.

Fees and Payments Received by Prudential
As detailed below, Prudential and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Prudential and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. We receive Rule 12b-1 fees which compensate our affiliate, Prudential Investment Management Services LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of [0.55%] of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to an annual rate of [0.60%] of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended [December 31, 2019], with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from [$25,000 to $836,969]. These amounts relate to all individual variable annuity contracts issued by Prudential or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Who Distributes Annuities Offered by the Prudential Insurance Company of America?
Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and a member of FINRA.
The Annuity is no longer sold but Owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. PIMS enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act (“Firms”). Applications for annuity products are solicited by registered representatives of those firms. PIMS utilizes a network of its own registered representatives to wholesale annuity products to Firms. Because a variable annuity contract is an insurance product as well as a security, all registered representatives who sell variable annuity contracts are also appointed as insurance agents of Prudential.
Prudential sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the NYSE, including “wirehouse” and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners.
Under the selling agreements, cash compensation in the form of commissions is paid to firms on sales according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the account value. We may also provide cash compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Prudential products. These payments may also be made in the form of percentage payments based upon the total amount of money received as purchase payments under Prudential annuity products sold through the firm. Commissions and other cash compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset-based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Prudential products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Prudential annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Prudential and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PIMS, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity’s features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PIMS; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PIMS may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as occasional meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
A list of the firms to whom Prudential pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling one annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally considered as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to your Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.
The list below includes the names of the firms that we are aware (as of December 31, 2020) received cash compensation with respect to our annuity business during 2019 (or as to which a payment amount was accrued during 2020). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential. During 2020, the least amount paid, and greatest amount paid, were $[1.10] and $[18,272,777.70], respectively.
Name of Firm: [To be filed by amendment]

Financial Statements
The consolidated financial statements of Prudential and its subsidiaries and the financial statements of the separate account associated with the Qualified Variable Investment Plan are included in the Statement of Additional Information.
Legal Proceedings
As of the date of this prospectus, none of Prudential, the Separate Account or Prudential Investment Management Services LLC is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although Prudential and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, or Prudential's ability to meet its obligations under the Annuity, or the ability of Prudential Investment Management Services LLC to meet its obligations related to the Annuity.
How to Contact Us
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system, and at www.prudential.com, our Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your financial professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system, www.prudential.com, our Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

This prospectus is being provided for informational or educational purposes only and does not consider the investment objectives or financial situation of any Annuity owner. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Annuity owners seeking information regarding their particular investment needs should contact a financial professional.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS
Assignment
Since the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.
Exchange Offer for Certain Contract Owners
In past years, we have permitted contract owners under certain qualified plans to exchange their contracts for certain mutual funds or variable annuity contracts. We no longer offer such exchanges.

APPENDIX A - PORTFOLIOS AVAILABLE UNDER THE ANNUITY
The following is a list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com.
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

TYPE/INVESTMENT OBJECTIVE(S)	PORTFOLIO AND ADVISER/SUBADVISER(S)	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of [])
			1 YEAR	5 YEAR	10 YEAR

Prudential Real Property Account

Prudential Series Fund
PSF Conservative Balanced Portfolio
PSF Diversified Bond Portfolio
PSF Equity Portfolio
PSF Flexible Managed Portfolio
PSF Global Portfolio
PSF Government Income Portfolio
PSF Government Money Market Portfolio
PSF High Yield Bond Portfolio
PSF Jennison Portfolio
PSF Natural Resources Portfolio
PSF Small Capitalization Stock Portfolio
PSF Stock Index Portfolio
PSF Value Portfolio
A-1

This prospectus describes the important features of the Annuity and provides information about Prudential Insurance Company of America (“Prudential”, “we”, “our” or “us”) and the Prudential Qualified Individual Variable Contract Account (separate account).
We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (SAI) that includes additional information about the Annuity, Prudential and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888. The SAI is also available at our website, www.prudential.com.
We file periodic reports and other information about the Annuity and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfor@sec.gov.

Edgar Contract Identifier C000003349                                            QVIPPROS

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777
Edgar Contract Identifier C000003349                                            QVIPPROS

PART B
STATEMENT OF ADDITIONAL INFORMATION

April __, 2021

INDIVIDUAL VARIABLE ANNUITY CONTRACTS OF THE
PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

The Individual Variable Annuity Contract (the contract) of The Prudential Qualified Individual Variable Contract Account (the account) is a variable annuity contract issued by The Prudential Insurance Company of America (Prudential). The contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(a), 403(b), 408 or 457 of the Internal Revenue Code.

This statement of additional information is not a prospectus and should be read in conjunction with the contract's prospectus, dated April __, 2021. You may obtain a prospectus free of charge by calling 1-888-PRU-2888.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102-3777
Telephone: (888) PRU-2888

[Financial statements to be filed by Amendment]

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Prospectus Dated: April __, 2021	Statement of Additional Information Dated: April __, 2021
QUALIFIED VARIABLE INVESTMENT PLAN®: C000003349
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OTHER INFORMATION CONCERNING THE ACCOUNT
COMPANY
The Prudential Insurance Company of America (Prudential) is a stock insurance company founded in 1875 under the Laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial) and is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states.
FURTHER INFORMATION REGARDING PREVIOUSLY OFFERED QUALIFIED INDIVIDUAL VARIABLE INVESTMENT PLAN CONTRACTS
Annuity Options Under the WVA-83 and QVIP-84 Contracts
If you own a WVA-83 contract or a QVIP-84 contract, the following provisions of this section apply to you. You have considerable flexibility in selecting an annuity: (1) you may select either a fixed-dollar or variable annuity (a variable annuity is not available under Other Annuity Options described in item 5 below) or both; (2) you may select more than one annuity option; (3) if you select a variable annuity, you may apply the value of your variable account to only one or to two or more subaccounts, and not necessarily the same subaccount distribution as you used before selecting an annuity. However, the initial minimum monthly payment amount will be applicable to each payee, each annuity, and each subaccount selected.
If you are covered under a tax-deferred annuity subject to Section 403(b) of the Internal Revenue Code of 1986 (Code) and do not elect to effect an annuity before the date described in the endorsement to your contract with respect to pre-1987 benefit accruals, a variable life annuity with 120 payments certain will be purchased for you on the first day of the month following such date. If any tax-deferred annuity contractowner (with respect to post-1986 benefit accruals) or any other contractowner has not elected to purchase an annuity before the end of his tax year in which such election is required by or for the retirement arrangement under which he is covered, a variable life annuity with 120 payments certain, payable as described in item 2 below, will be purchased for him on the first day of the month preceding the end of such tax year, unless a joint and survivor annuity payout is required by ERISA, in which case a variable joint and survivor annuity, payable as described in item 3 below, will be purchased for him.
Except as provided in the Annuity Certain option described in item 4 below, and under certain forms of annuity available under the Other Annuity Options described in item 5 below, once annuity payments begin, the annuitant cannot surrender the annuity benefit and receive a one-sum payment instead of regular annuity payments. However, as described under TRANSFERS in the prospectus, if a variable annuity is selected, the annuitant may transfer the annuity funds between subaccounts up to four times each contract year.
Additionally, an annuitant who is receiving a variable annuity may convert all or a part of the variable annuity to a fixed-dollar annuity, provided: (1) the fixed-dollar annuity is the same form of annuity as the variable annuity and has the same certain or specified period as remained under the variable annuity on the conversion date, (2) the present value on the conversion date of the variable annuity, or portion of the variable annuity to be converted, calculated in accordance with the contract, must produce a monthly payment of at least $20 under the fixed-dollar annuity, and (3) if only a portion of the variable annuity is converted, the annuity units remaining in the unconverted portion must be sufficient to produce a monthly payment on the conversion date of at least $20.
After annuity payments begin, conversion may not be made from a fixed-dollar annuity to a variable annuity.
The forms of annuity from which you may select are listed below. Under each, (1) variable annuity payments can be expected to vary from month to month according to the investment experience of the portfolio or portfolios in which your variable account is invested, or (2) fixed-dollar annuity payments will be in monthly installments of a guaranteed amount. For the reason explained on page C-1 of this statement of additional information, if the assets of the subaccount which you have selected do not earn an investment return of 4.7% a year, the amount of payments under a variable annuity will decrease; conversely, if the assets of the subaccount(s) which you have selected earn an investment return of more than 4.7% a year, variable annuity payments will increase. If you choose to convert your variable account into an annuity, but fail to select one or more of the annuity options, we will provide the annuitant with a variable life annuity with 120 payments certain.
1.Life Annuity. Payments will be made to the annuitant monthly during his or her lifetime and will end with the last monthly payment before his or her death. Should the annuitant die within a few years after payments begin, total payments received will probably be substantially less than the value of your variable account when annuity payments first began, and as little as one payment could be received under this form of annuity.
2.Life Annuity with 120 Payments (10 Years) Certain. Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary designated by the annuitant unless he or she chooses to do so. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, we will discount each such payment at an interest-rate of 3.5% a year. The monthly payments under this form of annuity will be slightly lower than those payable under the life annuity described above.
3.Joint and Survivor Life Annuity. Payments will be made to the annuitant monthly during his or her lifetime and, if the annuitant's spouse is living at the time of the annuitant's death, to the spouse until his or her death. The monthly payments to the spouse will be equal to those that would have been received by the annuitant if he or she had survived unless a different amount is required by applicable law or regulation or by the terms of a plan, including joint and 50% spouse survivor annuity. Monthly payments under this form of annuity will be less than the payments under either of the forms described above.
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4.Annuity Certain. Payments will be made to the annuitant monthly for a period of 60, 120, 180 or 240 months. During this period, the annuitant may elect to receive a lump sum payment in lieu of the remaining monthly payments or to receive a partial lump sum payment with reduced monthly payments thereafter. Any partial lump sum payment must be $300 or more. Also, the initial reduced monthly payment must be equal to or exceed $20. If the annuitant dies during the annuity-certain period, monthly payments will not continue to the beneficiary you designate unless you so select. Instead, the beneficiary will receive a lump sum payment. The amount of the lump sum payment (or partial lump sum payment) is determined by discounting each remaining unpaid monthly payment (or the amount by which each remaining monthly payment is reduced as a result of a partial lump sum payment) at an interest-rate of 3.5% a year. This will be paid to the annuitant or the annuitant's beneficiary, whichever is applicable.
5.Other Annuity Options. You may choose to receive the proceeds of your contract fund in the form of payments like those of any annuity or life annuity offered at your annuity date. Under the Supplemental Life Annuity option, Prudential will waive withdrawal charges that might be applicable under options 1-4. Further, if you select option 1, 2, 3 or 4 without a right of withdrawal, Prudential will effect that option under the Other Annuity Option if doing so provides greater monthly payments.
DISTRIBUTION OF THE CONTRACT
Prudential Investment Management Services LLC (PIMS), acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial. The Annuity is no longer sold but owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. PIMS enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act. The contracts are only offered in those states in which contracts may be lawfully sold. During 2020, 2019 and 2018, $________, $______ and $________ respectively, were paid to PIMS for its services as principal underwriter. PIMS retained none of these commissions.
As discussed in the prospectus, Prudential pays commissions with respect to sales of the contracts according to one or more schedules, and also may pay non-cash compensation. Commissions are generally based on a percentage of purchase payments made. In addition, Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Prudential and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that Prudential pays which are broadly defined as follows:
•Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Prudential/Prudential affiliate annuity products that were sold through the firm (or its affiliated broker/dealers).
•Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential/Prudential affiliate annuity products sold through the firm (or its affiliated broker/dealers).
•Fixed payments: These types of payments are made directly to, or in sponsorship of, the firm (or its affiliated broker/dealers) for many different types of arrangements. Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The range amount of these payments varies widely, because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2020) received payment, or as to which payment was accrued during 2020. During 2020, the least amount paid, and greatest amount paid, were $___ and $____. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. While compensation is generally taken into account as an expense in considering the charges applicable to the annuity, any such compensation will be paid by us or by PIMS and will not result in any additional charge to you.
Name of Firm:
[To be filed by post-effective amendment 485(b)]
EXPERTS
The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 and the financial statements of the Prudential Qualified Individual Variable Contract Account as of the dates presented and for each of the periods presented included in this statement of additional information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
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CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
5

FINANCIAL STATEMENTS
[To be filed by Amendment]
6

PART C
OTHER INFORMATION

ITEM 27. EXHIBITS:

Exhibit No.	Description

(1)
Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Individual Variable Contract Account. Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4, Registration No. 2-80897, filed April 24, 1998, on behalf of The Prudential Individual Variable Contract Account.

(3) (a)
Form of Distribution Agreement between Prudential Investment Services LLC (PIMS) (Underwriter) and The Prudential Insurance Company of America (Depositor). Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4, Registration No. 2-81318 filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.

(b)
Form of Selected Broker Agreement used by PIMS. Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4, Registration No. 2-81318 filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.

(4) (a)
Individual Variable Annuity Contract (Form WVA-83). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(b)
Special Page One to the Contract (Form WVA-83) for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(c)
Endorsement WVA2-83 to the Contract (Form WVA-83) for use in New Jersey issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(d)
Special Page Six WVA-83 to the Contract (Form WVA-83) for use in Oklahoma issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(e)
Special Page Six WVA-83 to the Contract (Form WVA-83) for use in California issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(f)
Endorsement WVA 3-83 to the Contract (Form WVA-83) for use in Tennessee issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(g)
Endorsement WVA 4-83 to the Contract (Form WVA-83 and VIP-84) for use in Texas issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(h)
Endorsement WVA 5-83 to the Contract (Form WVA-83) for use in Texas and Pennsylvania issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(i)
Endorsement WVA 6-83 to the Contract (Form WVA-83) for use in California issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(j)
Endorsement COMB 84889-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(k)
Endorsement COMB 84890-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(l)
Individual Variable Annuity Contract (Form VIP-84). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(m)
Special Page One to the Contract (Form VIP-84). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(n)
Special Page Nineteen to the Contract (Form VIP-84) for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(o)
Special Page Four to the Contract (Form VIP-84) for use in Oklahoma issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(p)
Special Page Seven to the Contract (Form VIP-84) for use in Oklahoma issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(q)
Special Page Four to the Contract (Form VIP-84) for use in California issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(r)
Special Page Seven to the Contract (Form VIP-84) for use in California issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(s)
Endorsement VIP 3-84 to the Contract (Form VIP-84) for use in California issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(t)
Endorsement WVA 13-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(u)
Endorsement VIP 6-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(v)
Individual Variable Annuity Contract (Form VIP-86). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(w)
Individual Variable Annuity Contract (Form VIP-86) revised. Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4, Registration No. 2-80897, filed April 24, 1998, on behalf of The Prudential Individual Variable Contract Account.

(x)
Special Jacket VIP-86 MN to the VIP-86 Contract for use in Minnesota issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(y)
Special Jacket VIP-86 NY to the VIP-86 Contract for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(z)
Special Contract Data Page 3 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(aa)
Special Page 7 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(bb)
Special Page 7 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4, Registration No. 2-81318 filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.

(cc)
Special Page 8 (VIP-86)(SC) to the VIP-86 Contract for use in South Carolina issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(dd)
Special Page 8 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(ee)
Special Page 11 (VIP-86) (WA) to the VIP-86 Contract for use in Washington issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(ff)
Special Page 11 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(gg)
Special Page 11 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(hh)
Special Page 11 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(ii)
Special Page 12 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina and Washington issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(jj)
Special Page 12 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(kk)
Special Page 12 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(ll)
Special Page 13 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(mm)
Special Page 14 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(nn)
Special Back Jacket Page 18 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(oo)
Special Back Jacket Page 18 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(pp)
Special Jacket VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(qq)
Special Contract Data Page 3 (VIP-86) (MA) to the VIP-86 Contract Firefox https://www.sec.gov/Archives/edgar/data/711321/000120677405000198.for use in Massachusetts issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(rr)
Special Page 7 (VIP-86) (PA) to the VIP-86 Contract for use in Pennsylvania issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(ss)
Special Blank Page 13 (VIP-86)(MA) to the VIP-86 Contract for use in Massachusetts issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(tt)
Special Blank Page 17 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(uu)
Special Back Jacket Page 18 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(vv)
Endorsement VIP 501-86 to the VIP-86 Contract for use in all states except Delaware, Georgia, Massachusetts, North Dakota, New York, Oregon, Pennsylvania and Texas. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(ww)
Endorsement COMB 84890-83 to the VIP-86 Contract for use in Montana. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(xx)
Endorsement Certification PLI 254-86 to the VIP-86 Contract for use in Pennsylvania. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(yy)
Endorsement PLI 288-88 to the VIP-86 Contract. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(zz)
Waiver of Withdrawal Charges rider ORD 88753-92 to the VIP-86 Contract (at issue). Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4, Registration No. 2-81318 filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.

(aaa)
Waiver of Withdrawal Charges rider ORD 88754-92 to the VIP-86 Contract (after issue). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(bbb)	Spousal Continuance rider ORD 89011-93. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999.

(ccc)	Endorsement altering the Assignment provision ORD 83922-95. Incorporated by reference to Post-Effective Amendment No. 20 to FormS-6, Registration No. 2-80897, filed February 27, 1995.

(5)	Application for Individual Variable Annuity Contract:

(a)
Application Form VA 200 ED 07/83 for Individual Variable Annuity Contract (Form WVA-83). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(b)
Application Form VA 200 ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential representatives. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(c)
Application Form VA 200B ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential Securities account executives. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(d)
Revised Application Form VA 200 ED 5/84-Non-Qualified for Individual Annuity Contract (Form VIP-84) for use by Prudential representatives. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(e)
Revised Application Form VA 200 Ed. 5/86-Non-Qualified. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(f)
Revised Application Form VA 200 Ed. 5/86-Non-Qualified (NY) for use in New York. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(g)
Revised Application Form VA 200 Ed. 9/86-Non-Qualified. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(h)
Revised Application Form VA 200 Ed. 11/86-Non-Qualified. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(i)	Application for VIP annuity contract ORD 87348-92. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999.

(j)	Supplement to the Application for a VIP contract ORD 87454-92. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999.

(6) (a)
Charter of The Prudential Insurance Company of America, as amended February 27, 2002. Incorporated by reference to Post-effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003, on behalf of the Prudential Variable Contract Account GI-2.

(b)
By-Laws of The Prudential Insurance Company of America, as amended September 10, 2002. Incorporated by reference to Post-effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003, on behalf of the Prudential Variable Contract Account GI-2.

(7)	Not Applicable.

(8)	Other material contracts performed in whole or part after the date the registration statement is filed:

(a)
Purchase Agreement between The Prudential Series Fund, Inc. and The Prudential Insurance Company of America. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(9)	Not Applicable.

(10)	Not Applicable.

(11)	Opinion of Counsel and consent to its use as to legality of the securities being registered. (To be filed by amendment)

(12)	Written Consent of Independent Registered Public Accounting Firm. To be filed by amendment.

(13)	Not Applicable.

(14)	Not Applicable.

(15)	Not Applicable.

(16)	Powers of Attorney. Incorporated by reference to Post-Effective Amendment No. 4 to Form S-1, Registration No. 333-223075, filed December 30, 2020.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS):

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH DEPOSITOR

Charles F. Lowrey	Chairman, President and Chief Executive Officer
Robert M. Falzon	Vice Chairman and Director
Thomas J. Baltimore	Director
Gilbert F. Casellas	Director
Martina Hund-Mejean	Director
Karl J. Krapek	Director
Peter R. Lighte	Director
George Paz	Director
Sandra Pianalto	Director
Christine A. Poon	Director
Douglas A. Scovanner	Director
Michael A. Todman	Director
Lucien A. Alziari	Executive Vice President and Chief Human Resources Officer
Stacey Goodman	Executive Vice President and Chief Information Officer
Timothy P. Harris	Executive Vice President and General Counsel
Scott G. Sleyster	Executive Vice President and Head of International Businesses
Andrew F. Sullivan	Executive Vice President and Head of U.S. Businesses
Kenneth Y. Tanji	Executive Vice President and Chief Financial Officer
Naveen Agarwal 213 Washington Street Newark, NJ 07102	Senior Vice President and Chief Marketing Officer
Darin A. Arita	Senior Vice President, Investor Relations
Robert D. Axel Three Gateway Center Newark, NJ 07102	Senior Vice President, Principal Accounting Officer and Controller

Joseph D. Emanuel	Senior Vice President and Chief Ethics and Compliance Officer
Caroline Faulkner 213 Washington Street Newark, NJ 07102	Senior Vice President
Caroline A. Feeney 213 Washington Street Newark, NJ 07102	Senior Vice President
Alan M. Finkelstein	Senior Vice President
Margaret M. Foran	Chief Governance Officer, Senior Vice President and Corporate Secretary
Yanela C. Frias 280 Trumbull Street Hartford, CT 06103	Senior Vice President
Salene Hitchcock-Gear 213 Washington Street Newark, NY 07102	Senior Vice President
Richard G. Hummers	Senior Vice President
Bernard J. Jacob	Senior Vice President
John J. Kalamarides 80 Livingston Avenue Roseland, NJ 07068	Senior Vice President
Ann M. Kappler	Senior Vice President and Deputy General Counsel
Nandini Mongia Three Gateway Center Newark, NJ 07102	Senior Vice President and Treasurer
Lata N. Reddy	Senior Vice President
Timothy L. Schmidt 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Investment Officer
James J. Shea Three Gateway Center Newark, NJ 07102	Senior Vice President
Nicholas C. Silitch	Senior Vice President and Chief Risk Officer
Kevin Simons	Senior Vice President and Chief Auditor
Anthony F. Torre	Senior Vice President
Dylan J. Tyson 1 Corporate Drive Shelton, CT 06484	Senior Vice President
George P. Waldeck 213 Washington Street Newark, NY 07102	Senior Vice President and Chief Transformation Officer
Candace J. Woods	Senior Vice President and Chief Actuary
*The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey and a subsidiary of Prudential Financial, Inc.. The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc. (PFI), Registration No. 001-16707, filed February ___, 2021 (To be filed by Amendment), the text of which is hereby incorporated.
In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in seven of its separate accounts, shares of The Prudential Series Fund, a Delaware statutory trust. The balance of the shares of The Prudential Series Fund are held in separate accounts of Pruco Life Insurance Company, a wholly-owned subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey, a wholly-owned subsidiary of Pruco Life Insurance Company and separate accounts of certain non- Prudential insurers. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.
Registrant may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.
Prudential is a stock life insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 30. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his/her position with such trust or corporation.
New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Post-Effective Amendment No. 30 to Form N-6, Registration No. 33-20000, filed April 21, 2009, on behalf of The Prudential Variable Appreciable Account. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS:
(a) Prudential Investment Management Services LLC (“PIMS”)
PIMS is distributor and principal underwriter for the PGIM family of funds.
PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; The Prudential Variable Contract GI-2; the Prudential Discovery Premier Group Variable Contract Account; the Prudential Discovery Select Group Variable Contract Account; and PRIAC Variable Contract Account A.
(b) The following table sets forth certain information regarding the officers and directors of PIMS. As a limited liability company, PIMS has no directors.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

Adam Scaramella 213 Washington Street Newark, New Jersey 07102	President
Matthew Sun 213 Washington Street Newark, New Jersey 07102	Treasurer
James V. Gemus 80 Livingston Avenue Roseland, New Jersey 07068	Executive Vice President
Stuart S. Parker 655 Broad Street Newark, New Jersey 07102	Executive Vice President
Monica Oswald 280 Trumbull Street Hartford, Connecticut 06103	Executive Vice President

Francine B. Boucher Three Gateway Center Newark, New Jersey 07102	Senior Vice President, Chief Legal Officer and Secretary
Peter J. Boland 655 Broad Street Newark, New Jersey 07102	Senior Vice President and Chief Administrative Officer
John N. Christolini 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President and C0-Chief Compliance Officer
Mark R. Hastings 655 Broad Street Newark, New Jersey 07102	Senior Vice President and Chief Compliance Officer
Peter J. Puzio 80 Livingston Avenue Roseland, New Jersey 07068	Senior Vice President
Hansjerg Pl Schlenker 655 Broad Street Newark, New Jersey 07102	Senior Vice President and Chief Operations Officer
Robert P. Smit Three Gateway Center Newark, New Jersey 07102	Senior Vice President, Chief Financial Officer, Controller and Assistant Treasurer
Charles H. Smith Three Gateway Center Newark, New Jersey 07102	Vice President and Anti-Money Laundering Officer
Lenore J. Paoli 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President and Chief Risk Officer
(c)    Commissions received by PIMS during 2020 with respect to all individual annuities issued by The Prudential Insurance Company of America.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Investment Management Services LLC	$3,774,099.06	$-0-	$-0-	$-0-

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Registrant through Prudential at the following addresses:
The Prudential Insurance Company of America and PGIM, Inc.
655 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America and PGIM, Inc.
751 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America and PGIM, Inc.
100 Mulberry Street
Gateway Buildings Two, Three and Four,
Newark, NJ 07102
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102
The Prudential Insurance Company of America c/o PGIM Investments
30 Scranton Office Park
Scranton, PA 18507
The Prudential Insurance Company of America
80 Livingston Avenue
Roseland, NJ 07068

State Street Bank & Trust 801 Pennsylvania Avenue
Kansas City, MO 64105

ITEM 33. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 32. FEE REPRESENTATION
The Prudential Insurance Company of America (Prudential) hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential under the contracts.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 8th day of February 2021.

THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
REGISTRANT
BY: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
DEPOSITOR

By:	/s/ Jordan K. Thomsen
Jordan K. Thomsen Vice President and Corporate Counsel

PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	/s/ Jordan K. Thomsen
Jordan K. Thomsen Vice President and Corporate Counsel

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Charles F. Lowery*	Chairman, Director, President and Chief Executive Officer	February 8, 2021
Charles F. Lowery
Robert M. Falzon*	Vice Chairman and Director	February 8, 2021
Robert M. Falzon
Kenneth Y. Tanji*	Executive Vice President and Chief Financial Officer	February 8, 2021
Kenneth Y. Tanji
Robert D. Axel*	Senior Vice President, Principal Accounting Officer and Controller	February 8, 2021
Robert D. Axel
Thomas J. Baltimore*	Director	February 8, 2021
Thomas J. Baltimore
Gilbert F. Casellas*	Director	February 8, 2021
Gilbert F. Casellas
Martina Hund-Mejean*	Director	February 8, 2021
Martina Hund-Mejean
Karl J. Krapek*	Director	February 8, 2021
Karl J. Krapek
Peter R. Lighte*	Director	February 8, 2021
Peter R. Lighte

George Paz*	Director	February 8, 2021
George Paz
Sandra Pianalto*	Director	February 8, 2021
Sandra Pianalto
Christine A. Poon*	Director	February 8, 2021
Christine A. Poon
Douglas A. Scovanner*	Director	February 8, 2021
Douglas A. Scovanner
Michael A. Todman*	Director	February 8, 2021
Michael A. Todman

By:	/s/Jordan K. Thomsen
Jordan K. Thomsen
* Executed byJordan K. Thomsen on behalf of those indicated pursuant to Power of Attorney.
EXHIBITS

Exhibit No.	Description